Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Compensation And Retirement Disclosure [Abstract]
Employee Benefit Plan

18. EMPLOYEE BENEFIT PLAN

Full‑time employees of the Group in the PRC are entitled to welfare benefits including pension insurance, medical insurance, unemployment insurance, maternity insurance, on‑the‑job injury insurance, and housing fund plans through a PRC government‑mandated defined contribution plan. Chinese labor regulations require that the Group makes contributions to the government for these benefits based on certain percentages of the employees’ salaries, up to a maximum amount specified by the local government. The Group has no legal obligation for the benefits beyond the contributions.

Total contributions by the Group for such employee benefits were RMB102.7 million, RMB128.7 million and RMB85.9 million for the years ended December 31, 2018, 2019 and 2020, respectively.